UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2020

RW Holdings NNN REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3090 Bristol Street, Suite 550, Costa Mesa, California
92626
(Address of principal executive offices)
(Zip Code)

(855) 742-4862
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

On January 24, 2020, RW Holdings NNN REIT, Inc. (the “Company”) sent an email to its investors regarding plans to discontinue offering its Class C common stock later this year, as well as announcing that the Company’s board of directors approved daily distributions for the period from February 1, 2020 through December 31, 2020 as further described in Item 8.01 below. A copy of this email is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Daily Distributions Declared

On January 24, 2020, the board of directors of the Company declared distributions based on daily record dates for the period February 1, 2020 through December 31, 2020 at a rate of $0.00191257 per share per day on the outstanding shares of the Company’s Class C and Class S common stock, which the Company will pay on the 25th day following the end of each month, or the next business day if the 25th falls on a weekend or holiday. The daily distribution rate of $0.00191257 per share of Class C and Class S common stock per day reflects an annualized distribution of $0.70 per share.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, Section 21E of the Exchange Act and other applicable law. Such statements include, in particular, statements about the payment of future distributions (which the Company notes are subject to a subsequent determination by an authorized officer that after giving effect to each distribution, the Company will be able to pay its debts as they become due in the usual course of business and the Company’s assets will not be less than the sum of its total liabilities) and the discontinuation of the offering of Class C common stock. Therefore, such statements are not guarantees of future results and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control, are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Accordingly, the Company makes no representation or warranty, express or implied, about the accuracy of any such forward-looking statements contained hereunder. Except as otherwise required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Email to Investors dated January 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RW HOLDINGS NNN REIT, INC.
(Registrant)

Dated: January 24, 2020	By:	/s/ Raymond J. Pacini
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer